EXHIBIT 99.3
(Multicurrency-Cross Border)

SCHEDULE
to the
Master Agreement
dated as of October 30, 2007
between

MERRILL LYNCH CAPITAL SERVICES, INC.,
a corporation organized and existing under the laws of the State of  Delaware (“Party A”),

and

THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-13 (“Party B”)

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for CWABS Asset-Backed Certificates Trust 2007-13 dated as of October 1, 2007 among CWABS, Inc., as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the “Pooling and Servicing Agreement”).

Part 1: Termination Provisions

For the purposes of this Agreement:

(a)           “Specified Entity” will not apply to Party A or Party B for any purpose.

(b)           “Specified Transaction” will not apply to Party A or Party B for any purpose.

(c)	Events of Default.

The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)
The “Failure to Pay or Deliver” provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first”.

(ii)	The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)
The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (i) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days or (ii) an S&P Required Ratings Event has occurred and been continuing for 10 or more Local Business Days.

(iv)	The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)	The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(vi)	The “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

“Specified Indebtedness” will have the meaning specified in Section 14.

“Threshold Amount” means with respect to Party A an amount equal to three percent (3%) of the Shareholders’ Equity of Party A or, if applicable, the Eligible Guarantor of Party A.

“Shareholders’ Equity” means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles in the country in which Party A or, if applicable, the Eligible Guarantor of Party A is organized.

(vii)
The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (3) (to the extent it refers to any assignment, arrangement or composition that is effected by or pursuant to the Pooling and Servicing Agreement), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, (i) Section 5(a)(vii)(4) is hereby amended by adding after the words “against it” the words “(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)” and (ii) Section 5(a)(vii)(8) is hereby amended by deleting the words “to (7) (inclusive)” and inserting in lieu thereof “, (3) as amended, (4) as amended, (5) and (6) as amended”.

(viii)	The “Merger Without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)	Termination Events.

The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to “Illegality” the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

(i)           The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii)
The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” and the “Tax Event” provisions of Section 5(b)(ii) will apply to Party B.

(iii)
The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)
Market Quotation will apply, provided, however, that, if an Early Termination Date has been designated by Party B in respect of a Derivative Provider Trigger Event, the following provisions will apply:

(A)	The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

(B)	The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

(a)
If, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(b)
If, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

(c)
If, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(C)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(D)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I).”

(E)
At any time on or before the Early Termination Date at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

(ii)	The Second Method will apply.

(g)           “Termination Currency” means USD.

(h)           Additional Termination Events.  Additional Termination Events will apply as provided in Part 5(c).

Part 2: Tax Representations

(a)           Tax Representations.

(i)	Payer Representations. For the purpose of Section 3(e) of this Agreement:

(A)           Party A makes the following representation(s):

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(B)           Party B makes the following representation(s):

None.

(ii)	Payee Representations. For the purpose of Section 3(f) of this Agreement:

(A)           Party A makes the following representation(s):

It is a corporation organized under the laws of the State of Delaware.

(B)           Party B makes the following representation(s):

None.

(b)	Tax Provisions.

(i)
Gross Up.  Section 2(d)(i)(4) shall not apply to Party B as X and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(ii)	Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3: Agreement to Deliver Documents

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.
Promptly after the earlier of (i) reasonable demand by either party or (ii) within 30 days of the execution of this Agreement.

(b)	Other Documents to be delivered are (any document to be delivered below via internet shall be deemed to be furnished in writing for purposes of Section 3(d) of the Agreement):

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B
Any documents required or reasonably requested by the receiving party to evidence authority of the delivering party or its Credit Support Provider, if any, to execute and deliver this Agreement, any Confirmation and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be.
		Upon execution.	Yes
Party A and Party B
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document or any Confirmation, as the case may be.
		Upon execution	Yes
Party A
Annual Report of Party A containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which Party A is organized.
		Annually, after becoming publicly available	Yes
Party A
Quarterly Financial Statements of Party A containing unaudited, consolidated financial statements of Party A’s fiscal quarter prepared in accordance with generally accepted accounting principles in the country in which Party A is organized.
		Quarterly, after becoming publicly available	Yes
Party A
An opinion of counsel to such party reasonably satisfactory in form and substance to the other party regarding the enforceability of this Agreement, any Confirmation and any Credit Support Documents to which it is a party.
		Upon execution	No
Party A	A guarantee of Merrill Lynch & Co., Inc.	Upon execution	No

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party B	Executed copy of the Pooling and Servicing Agreement	Upon the filing of the Pooling and Servicing Agreement on the Security and Exchange Commission’s EDGAR system	Yes

Part 4: Miscellaneous

(a)	Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

Address for notices or communications to Party A in respect of Section 5(a)(i) shall be sent to:

2 World Financial Center, 6th Floor
New York, New York 10281
Attention: Swap Group
Telephone No.:    212-236-8709
Facsimile No.:     646-805-0218

Additionally, a copy of all notices pursuant to Sections 5, 6 and 7 as well as any changes to Party B’s address, telephone number or facsimile number should be sent to:

GMI Counsel
Merrill Lynch World Headquarters
4 World Financial Center, 12th Floor
New York, New York  10080
Attention:        Swaps Legal
Facsimile No.:  (212) 449-6993

Party B:

Address for notices or communications to Party B:

The Bank of New York
101 Barclay Street – 4W Floor
New York, NY 10286
Attention: Corporate Trust Administration MBS Administration, CWABS, Series 2007-13
Telephone No.: (212) 815-6093
Facsimile No.: (212) 815-3986

(b)	Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not Applicable.

Party B appoints as its Process Agent:  Not Applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.
Party B is not a Multibranch Party.

(e)
Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent, the cost for which shall be borne by Party A.

(f)	Credit Support Document. Credit Support Document means

Party A:	The Credit Support Annex and any guarantee in support of Party A’s obligations under this Agreement.

Party B:	The Credit Support Annex, solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.

(g)	Credit Support Provider.

Party A:	The guarantor under any guarantee in support of Party A’s obligations under this Agreement.

Party B:	None.

(h)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

(j)
“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5: Other Provisions

(a)
Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the “Definitions”) and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof.  The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions.

Each reference herein to a “Section” (unless specifically referencing the Pooling and Servicing Agreement) or to a “Section” “of this Agreement” will be construed as a reference to a Section of the ISDA Master Agreement; each reference herein to a “Part” will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a “Paragraph” will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)	Amendments to ISDA Master Agreement.

(i)	Single Agreement. Section 1(c) is hereby amended by the adding the words “including, for the avoidance of doubt, the Credit Support Annex” after the words “Master Agreement”.

(ii)	Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the “Specific Event”); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

(iii)	Change of Account. Section 2(b) is hereby amended by the addition of the following after the word “delivery” in the first line thereof:

“to another account in the same legal and tax jurisdiction as the original account”.

(iv)	Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

“(g)	Relationship Between Parties.

(1)
Nonreliance.  (i) It is not relying on any statement or representation of the other party regarding any Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)
Evaluation and Understanding.  (i) It has the capacity to evaluate (internally or through independent professional advice) each Transaction and has made its own decision to enter into each Transaction and (ii) It understands the terms, conditions and risks of each Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)	Purpose. It is entering into each Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)	Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of any Transaction.

(5)
Eligible Contract Participant.  It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended.”

(v)
Transfer to Avoid Termination Event.  Section 6(b)(ii) is hereby amended (i) by deleting the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” and the words “, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed” and (ii) by deleting the words “to transfer” and inserting the words “to effect a Permitted Transfer” in lieu thereof.

(vi)
Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting “; and” from the end of subparagraph 1 and inserting “.” in lieu thereof and (iii) deleting the final paragraph thereof.

(vii)
Local Business Day.  The definition of Local Business Day in Section 14 is hereby amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

(c)	Additional Termination Events. The following Additional Termination Events will apply:

(i)
Moody’s First Ratings Trigger Collateral Failure.  If (A) it is not the case that a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii)
S&P Approved Ratings Collateral Failure.  If (A) it is not the case that an S&P Required Ratings Event has occurred and been continuing for 10 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iii)
Moody’s Second Ratings Trigger Replacement.  If (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (as defined in Part 1(f)(i)(A) above) and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iv)
S&P Required Ratings Failure.  If (A) an S&P Required Ratings Event has occurred and been continuing for 60 or more calendar days and (B) Party A has failed to either (i) effect a Permitted Transfer or (ii) procure an Eligible Guarantee, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(v)
Supplemental Pooling and Servicing Agreement Without Party A’s Prior Written Consent. If Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor master servicer or trustee) without the prior written consent (such consent not to be unreasonably withheld) of Party A where such consent is required under the Pooling and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.  Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(vi)	[Reserved]

(vii)	[Reserved]

(viii)
For the avoidance of doubt, in the event that (A) a Moody’s Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) an S&P Required Ratings Event has occurred and been continuing for 60 or more calendar days, Party B shall be entitled to declare an Early Termination Date pursuant to Section 6(b)(iv) and Part 5(c)(iv) for so long as such S&P Required Ratings Event is continuing, notwithstanding the absence of a Firm Offer from an Eligible Replacement.

(d)
Required Ratings Downgrade Event.  In the event that no Relevant Entity has credit ratings that satisfy the S&P Required Ratings Threshold and the Moody’s Second Trigger Ratings Threshold (such event, a “Required Ratings Downgrade Event”), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, either (A) effect a Permitted Transfer or (B) procure an Eligible Guarantee.

(e)
Regulation AB Compliance. Party A and Party B hereby agree that the terms of the Item 1115 Agreement dated as of August 3, 2007 (the “Regulation AB Agreement”), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Merrill Lynch Capital Services, Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement.  A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

(f)	Transfers.

(i)	Section 7 is hereby amended to read in its entirety as follows:

“Neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without (a) the prior written consent of the other party, (b) prior written notice to Moody’s and (c) satisfaction of the Rating Agency Condition with respect to S&P, except that:

(a)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e);

(b)	Party B may transfer its rights and obligations hereunder in connection with a transfer pursuant to Article VIII of the Pooling and Servicing Agreement;

(c)
Party A may make a Permitted Transfer (i) pursuant to Section 6(b)(ii) if Party A is the Affected Party, (ii) pursuant to the Item 1115 Agreement and Part 5(e), (iii) pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement) or (iv) at any time at which no Relevant Entity has credit ratings at least equal to the Moody’s First Trigger Ratings Threshold and S&P Approved Ratings Threshold.

Any purported transfer that is not in compliance with this Section will be void.

(ii)
If an Eligible Replacement has made a Firm Offer (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance) to be the transferee pursuant to a transfer in accordance with clause (c) above, Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(iii)
If Party A requests Party B in writing to make a determination for the purpose of sub-paragraph (d)(B)(i) of the definition of Permitted Transfer and Party B does not notify Party A of its determination within 20 Local Business Days of such request, such sub-paragraph (d)(B)(i) shall be deemed to be deleted for purpose of the relevant transfer, provided that such transfer is made at a time when (a) Party A is the Affected Party for the purpose of Section 6(b)(ii) or (b) no Relevant Entity has credit ratings at least equal to the Moody’s First Trigger Ratings Threshold.

(g)
Non-Recourse.  Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Swap Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Swap Trust and the proceeds thereof should be insufficient to satisfy all claims outstanding following the realization of the account held by the Swap Trust and the proceeds thereof, any claims against or obligations of Party B under this Agreement and any Confirmation hereunder still outstanding shall be extinguished and thereafter not revive.  Party B shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Swap Trust from the Trust Fund created pursuant to the Pooling and Servicing Agreement.

(h)
Timing ofPayments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered into a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i)
Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been provided prior written notice of such designation or transfer.

(j)
No Set-off.  Except as expressly provided for in Section 2(c), Section 6, Paragraph 8 of the Credit Support Annex or Part 1(f)(i)(D) hereof and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(k)
Amendment.  Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to S&P.

(l)
Notice of Certain Events or Circumstances.  Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, to promptly give notice of such event or condition to the other Party and each Swap Rating Agency; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)
Proceedings.  No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Swap Trust or the Trust Fund formed pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates.  This provision will survive the termination of this Agreement.

(n)
Swap Contract Administrator Liability Limitations.  Party A and Party B agree to the following: (a) The Bank of New York (“BNY”) is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-13; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-13) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Pooling and Servicing Agreement. This Part 5(n) shall survive the termination of this Agreement.

(o)
Severability.  If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p)	[Reserved]

(q)
Escrow Payments.  If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(r)
Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording and agrees to notify such personnel of such monitoring or recording.

(s)
Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)	[Reserved]

(u)	[Reserved]

(v)	Additional representations.

(i)
Capacity.  Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and each Transaction as principal and not as agent of any person.  Party B represents to Party A on the date on which Party B enters into this Agreement that it is entering into the Agreement and each Transaction in its capacity as Swap Contract Administrator.

(w)	Acknowledgements.

(i)
Substantial financial transactions.  Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transactions being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transactions, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii)
Bankruptcy Code.  Subject to Part 5(m), without limiting the applicability, if any, of any other provision of the U.S. Bankruptcy Code as amended (the “Bankruptcy Code”) (including without limitation Sections 362, 546, 556 and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute “forward contracts” or “swap agreements” as defined in Section 101 of the Bankruptcy Code or “commodity contracts” as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge or similar agreement related hereto will constitute a “margin payment” as defined in Section 101 of the Bankruptcy Code and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556 and 560 of the Bankruptcy Code.

(x)	[Reserved]

(y)	[Reserved]

(z)	Additional Definitions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Derivative Provider Trigger Event” means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than an Illegality or a Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Eligible Guarantee” means an unconditional and irrevocable guarantee of all present and future payment and delivery obligations of Party A or an Eligible Replacement to Party A under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P and either (A) a nationally recognized tax counsel in the relevant jurisdiction has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or withholding for Tax and such opinion has been delivered to Moody’s, (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Guarantor” means an entity that (A) has credit ratings from S&P at least equal to the S&P Required Ratings Threshold and (B) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold; provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the S&P Approved Ratings Threshold or the Moody’s First Trigger Ratings Threshold, as applicable, will not cause a Collateral Event (as defined in the Credit Support Annex) to cease to occur or continue.

“Eligible Replacement” means an entity that (A) could lawfully perform the obligations owing to Party B under this Agreement or its replacement (as applicable) (B) (i) (a) has credit ratings from S&P at least equal to the S&P Required Ratings Threshold and (b) has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold; provided, for the avoidance of doubt, that an Eligible Replacement with credit ratings below the S&P Approved Ratings Threshold or the Moody’s First Trigger Ratings Threshold, as applicable, will not cause a Collateral Event (as defined in the Credit Support Annex) to cease to occur or continue or (ii) provides an Eligible Guaranty from an Eligible Guarantor and (C) has executed an Item 1115 Agreement with the Depositor.

“Financial Institution” means, with respect to any entity, (i) a bank, broker/dealer, insurance company, structured investment company or derivative product company or (ii) Merrill Lynch & Co., Inc.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Ratings Threshold” means, with respect to any entity, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1” or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Ratings Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to any entity, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2” or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

“Permitted Transfer” means a transfer by novation by Party A to a transferee (the “Transferee”) of Party A’s rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:  (a) the Transferee is an Eligible Replacement, (b) Party A and the Transferee are both “dealers in notional principal contracts” within the meaning of Treasury regulations section 1.1001-4, (c) an Event of Default, Termination Event or Additional Termination Event would not occur as a result of such transfer, (d) the Transferee contracts with Party B pursuant to a written instrument (the “Transfer Agreement”) (A) (i) on terms which are effective to transfer to the Transferee all, but not less than all, of Party A’s rights, liabilities, duties and obligations under the Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv) and Part 5(v)(i), notice information and account details, and (ii) each Swap Rating Agency has been given prior written notice of such transfer, or (B) (i) on terms that (x) have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer and (y) are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B and (ii) Moody’s has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P; (e) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any cost of entering into a Transfer Agreement) and (f) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

“Rating Agency Condition” means, with respect to any proposed act hereunder and each Swap Rating Agency specified in connection with such proposed act, a condition that is satisfied when the party proposing such act consults with each of the specified Swap Rating Agencies and receives from each such Swap Rating Agency a prior written confirmation (including by facsimile transmission) that the proposed action would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

“Regulation AB Agreement” shall have the meaning assigned thereto in Part 5(e).

“Relevant Entity” means Party A and to the extent applicable, a guarantor under an Eligible Guarantee.

“Replacement Transaction” means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) has terms which would be effective to transfer to a transferee all, but not less than all, of Party A’s rights, liabilities, duties and obligations under this Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv) and Part 5(v)(i), notice information and account details, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, or (ii) (a) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (b) has terms which are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.

“Required Ratings Downgrade Event” shall have the meaning assigned thereto in Part 5(d).

“S&P” means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P Approved Ratings Threshold” means, only with respect to an entity that is a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.

“S&P Required Ratings Event” means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

“S&P Required Ratings Threshold” means, (i) with respect to any entity that is a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-2” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “BBB+” and (ii) with respect to any entity that is not a Financial Institution, a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.

“Swap Rating Agencies” means, with respect to any date of determination, each of S&P and Moody’s, to the extent that each such rating agency is then providing a rating for any of the Certificates.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

MERRILL LYNCH CAPITAL SERVICES, INC.	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS Asset-Backed Certificates Trust 2007-13
(Party A)	(Party B)

By: /s/Angelina Lopes Name: Angelina Lopes Title: Authorized Signatory	By: /s/ Michelle Penson Name: Michelle Penson Title: Vice President

EXHIBIT A

Regulation AB Agreement

Item 1115 Agreement dated as of August 3, 2007 (this “Agreement”), between COUNTRYWIDE HOME LOANS, INC., a New York corporation (“CHL”), CWABS, INC., a Delaware corporation (“CWABS”), CWMBS, Inc., a Delaware corporation (“CWMBS”), CWALT, Inc., a Delaware corporation (“CWALT”), CWHEQ, Inc., a Delaware corporation (“CWHEQ”) and MERRILL LYNCH CAPITAL SERVICES, INC., as counterparty (the “Counterparty”).

RECITALS

WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) for purposes of offering mortgage backed or asset-backed notes and/or certificates (the “Securities”) through special purpose vehicles (each, an “SPV”).

WHEREAS, from time to time, on the closing date (the “Closing Date”) of a transaction pursuant to which Securities are offered (each, a “Transaction”), the Counterparty and the SPV, CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a “Derivative Agreement”), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an “Administrator”).

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.	Definitions

Company Information:  As defined in Section 4(a)(i).

Company Financial Information:  As defined in Section 2(a)(ii).

Counterparty Guarantor:  Any entity guaranteeing the obligations of the Counterparty or any affiliate providing derivative instruments to the SPV.

Counterparty Guarantor Condition:  Any Counterparty Guarantor that has not acknowledged and agreed to this Agreement, shall upon providing any guarantee, have executed and delivered the joinder agreement referred to in Section 5(d).

Depositor:  Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

GAAP:  As defined in Section 3(a)(v).

EDGAR:  The Commission’s Electronic Data Gathering, Analysis and Retrieval system.

Exchange Act:  The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

Exchange Act Reports:  All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

Master Agreement:  The ISDA Master Agreement between the Counterparty and SPV, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

Prospectus Supplement:  The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.	Information to be Provided by the Counterparty.

(a)	Prior to printing the related Prospectus Supplement,

(i)
the Counterparty shall provide to the related Depositor such information regarding the Counterparty (and any Counterparty Guarantor), as a derivative instrument counterparty, as is requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB.  Such information shall include, at a minimum:

(A)	the Counterparty’s legal name (and any d/b/a);

(B)	the organizational form of the Counterparty;

(C)	a description of the general character of the business of the Counterparty;

(D)	a description of any affiliation or relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

(1)	CHL (or any other sponsor identified to the Counterparty by CHL);

2

(2)	the related Depositor (as identified to the Counterparty by CHL);

(3)	the SPV;

(4)	Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

(5)	The Bank of New York (or any other trustee identified to the Counterparty by CHL);

(6)	any originator identified to the Counterparty by CHL;

(7)	any enhancement or support provider identified to the Counterparty by CHL; and

(8)	any other material transaction party identified to the Counterparty by CHL.

(ii)	if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

(A)
provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty, any affiliated entities providing derivative instruments to the SPV and any Counterparty Guarantor (provided the Counterparty Guarantor Condition has been satisfied) (the “Company Financial Information”), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

(B)	if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

(b)	Following the Closing Date with respect to a Transaction,

(i)
no later than March 1 of each calendar year, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such affiliations or relationships as described in Section 2(b)(i)(1);

(ii)
if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1)

3

provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing of such financial statements in the Exchange Act Reports of the SPV; and

(iii)
if the related Depositor requests Company Financial Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information (including Company Financial Information of any Counterparty Guarantor) as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants (and, if applicable, the accountants of any Counterparty Guarantor) to issue their consent to filing of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.	Representations and Warranties and Covenants of the Counterparty.

(a)
The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed by the Counterparty in writing to the related Depositor prior to such date:

(i)
The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (including Company Financial Information of any Counterparty Guarantor) (if applicable) are independent registered public accountants as required by the Securities Act.

(ii)
If applicable, with respect to the Counterparty and each Counterparty Guarantor the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty or such Counterparty Guarantor, as applicable and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial

4

statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein.

(iii)
The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

(iv)
The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)
The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.	Indemnification; Remedies

(a)
Each of the Counterparty and any Counterparty Guarantor shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)
(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants’ consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty or any Counterparty Guarantor (collectively, the “Company Information”), or (B) the omission or alleged omission to

5

state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)
any failure by the Counterparty or any Counterparty Guarantor to deliver any information, report, certification, accountants’ consent or other material or to assign the Derivative Agreement when and as required under Section 2; or

(iii)
any breach by the Counterparty or any Counterparty Guarantor of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty or any Counterparty Guarantor of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Counterparty or such Counterparty Guarantor shall promptly reimburse the related Depositor and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the SPV, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ consent or other material not delivered as required by the Counterparty.

(b)	(i)
Any failure by the Counterparty or any Counterparty Guarantor to deliver any information, report, accountants’ consent or other material when and in any case only as required under Section 2 or any breach by the Counterparty or any Counterparty Guarantor of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement.  Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment.

(ii)	If the Counterparty or any Counterparty Guarantor has failed to deliver any information, report, or accountants’ consent when and as required

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under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, or accountants’ consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), or if the Counterparty has provided Company Information any breach by the Counterparty or any Counterparty Guarantor of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such Closing Date, and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed, caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants’ consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party.  In the event that an Early Termination Date is designated in connection with such Additional Termination Event, a termination payment (if any) shall be payable by the applicable party as of the Early Termination Date as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment.

(iii)
In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(iii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement.  The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.	Miscellaneous.

(a)
Company Financial Information.  Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities allowing the presentation of the financial information required by Item 1115 of Regulation AB with respect to an affiliate of the Counterparty rather than the Counterparty and any affiliated entities providing derivatives to the SPV, "Company Financial Information" shall be deemed to refer to the financial

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information of such permitted entity provided the Counterparty has received written confirmation from CHL that no amendment to this Agreement is necessary.  The parties shall reasonably cooperate with respect to any amendments to this Agreement to reflect such amendment or interpretation.

(b)
Construction.  Throughout this Agreement, as the context requires, (i) the singular tense and number includes the plural, and the plural tense and number includes the singular; (ii) the past tense includes the present, and the present tense includes the past; (iii) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement and (iv) “including” and its variations shall be deemed to be followed by “without limitation”.  The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

(c)
Assignment.  None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

(d)
Counterparty Guarantor.  The Counterparty shall cause any Counterparty Guarantor that has not acknowledged and agreed to this Agreement as of the date first set forth above to subsequently execute a joinder agreement in the form attached hereto as Exhibit A acknowledging its rights and obligations under this Agreement.

(e)
No Third-Party Benefits Except as Specified.  None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator and any Counterparty Guarantor.

(f)	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

(g)
Amendment and Waiver.  This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

(h)	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i)	Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or

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become reasonably necessary or expedient to effectuate and carry out this Agreement.

(j)
Severability.  Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

(k)
Integration.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CWABS, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

CWMBS, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

CWALT, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

CWHEQ, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

COUNTRYWIDE HOME LOANS, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

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MERRILL LYNCH CAPITAL SERVICES, INC.

By:	/s/ Michelle A. Kershaw
Name: Michelle A. Kershaw
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED: MERRILL LYNCH & CO., INC.

By:	/s/ Patricia Kropiewhicki
Name: Patricia Kropiewhicki
Title: Designated Signatory

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Exhibit A

Form of Joinder

The undersigned Counterparty Guarantor as defined in that certain Item 1115 Agreement COUNTRYWIDE HOME LOANS, INC., a New York corporation, CWABS, Inc., a Delaware corporation, CWMBS, Inc., a Delaware corporation, CWALT, Inc., a Delaware corporation, CWHEQ, Inc., a Delaware corporation and MERRILL LYNCH CAPITAL SERVICES, INC., as counterparty (the “Counterparty”), dated as of [        ], 2007 (the “1115 Agreement”), has reviewed the 1115 Agreement and acknowledges and agrees to the terms and conditions of such 1115 Agreement with respect to its rights and obligations as a Counterparty Guarantor thereunder.

[ ]

By:
Name
Title

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